Exhibit 10.2

AMENDMENT TO SECOND AMENDED, RESTATED AND

CONSOLIDATED CREDIT AGREEMENT

THIS AMENDMENT TO SECOND AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT (this “Amendment”) is made as of October 14, 2021, by and among GPM INVESTMENTS, LLC, a Delaware limited liability company (“GPM”), GPM SOUTHEAST, LLC, a Delaware limited liability company (“GPM Southeast”), GPM1, LLC, a Delaware limited liability company (“GPM1”), GPM2, LLC, a Delaware limited liability company (“GPM2”), GPM3, LLC, a Delaware limited liability company (“GPM3”), GPM4, LLC, a Delaware limited liability company (“GPM5”), GPM5, LLC, a Delaware limited liability company (“GPM5”), GPM6, LLC, a Delaware limited liability company (“GPM6”), GPM8, LLC, a Delaware limited liability company (“GPM8”), GPM9, LLC, a Delaware limited liability company (“GPM9”), GPM RE, LLC, a Delaware limited liability company (“GPM RE”), VILLAGE PANTRY, LLC, an Indiana limited liability company (“Village Pantry”), GPM APPLE, LLC, a Delaware limited liability company (“GPM Apple”), GPM MIDWEST, LLC, a Delaware limited liability company (“GPM Midwest”), GPM MIDWEST 18, LLC, a Delaware limited liability company (“GPM Midwest 18”), WOC SOUTHEAST HOLDING CORP., a Delaware corporation (“WOC Southeast”), NEXT DOOR OPERATIONS, LLC, a Delaware limited liability company (“Next Door”), COLONIAL PANTRY HOLDINGS, LLC, a Delaware limited liability company (“Colonial Pantry”), VILLAGE VARIETY STORE OPERATIONS, LLC, a Delaware limited liability company (“Village Variety”), ADMIRAL PETROLEUM COMPANY, a Michigan corporation organized (“Admiral Petroleum”), ADMIRAL PETROLEUM II, LLC, a Delaware limited liability company (“Admiral Petroleum II”), MOUNTAIN EMPIRE OIL COMPANY, a Tennessee corporation (“MEOC”), GPM EMPIRE, LLC, a Delaware limited liability company (“GPM Empire”), and FLORIDA CONVENIENCE STORES, LLC, a Delaware limited liability company (“Florida Convenience”) (individually and collectively, jointly and severally, whether one or more in number and in any combination, the “Borrower”), and M&T BANK, a New York banking corporation (the “Bank”).

RECITALS

WHEREAS, Bank extended credit to Borrower in the aggregate original principal amount of up to Fifty-Five Million and No/100 Dollars ($55,000,000.00) (collectively, the “Loan”), pursuant to the terms and provisions of that certain Second Amended, Restated and Consolidated Credit Agreement dated as of June 24, 2021 by and among Borrower and Bank and certain other parties named therein (as modified or amended from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed in the Credit Agreement);

WHEREAS, additional terms and conditions with respect to the Loan are set forth in the Master Covenant Agreement, as modified and amended by that certain Amendment to Second Amended and Restated Master Covenant Agreement being entered into between GPM and Bank simultaneously herewith (the “Master Covenant Agreement Amendment”); and

WHEREAS, Borrower and Bank mutually desire to modify and amend the provisions of the Credit Agreement in the manner hereinafter set out, it being specifically understood that, except as herein modified and amended, the terms and provisions of the Credit Agreement shall remain unchanged and continue in full force and effect as therein written.

AGREEMENT

NOW, THEREFORE, effective as of the date first written above, Borrower and Bank, in consideration of Bank’s continued extension of credit and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the foregoing, hereby agree that the Credit Agreement shall be, and the same hereby is, modified and amended as follows:

A. Conditions Precedent to Effectiveness of Modification. This Amendment shall become effective as of the date the following conditions precedent have been satisfied in Bank’s sole discretion or waived by Bank, for whose sole benefit such conditions exist (the “Amendment Effective Date”):

(a) Borrower shall have executed and delivered this Amendment to Bank;

(b) GPM shall have executed and delivered the Master Covenant Agreement Amendment to Bank;

(c) Bank shall have executed this Amendment and the Master Covenant Agreement Amendment;

(d) All of the conditions precedent set forth in Section A of the Master Covenant Agreement Amendment shall have been satisfied in Bank’s sole discretion or waived by Bank such that the Master Covenant Agreement Amendment has become effective as of the Amendment Effective Date; and

(e) Borrower shall have paid to Bank all fees due and payable in connection with this Amendment, including, without limitation, all administrative expenses, legal fees (including attorneys’ fees) and/or out-of-pocket expenses.

For the avoidance of doubt, if the conditions set forth in this Section A are not satisfied, (x) the Amendment Effective Date shall not have occurred, (y) the amendments set forth herein shall not become effective, and (z) the Credit Agreement, as in effect on the date of this Amendment, shall remain in full force and effect without any amendment, restatement, or other modification thereto.

B. Modifications. Upon satisfaction of the foregoing conditions precedent, the Credit Agreement shall be, without further act or deed, modified and amended as follows, effective as of the Amendment Effective Date:

1. Section 1 of the Credit Agreement, entitled “Definitions”, is hereby modified and amended by deleting the following defined terms in their entireties as follows: “Ares” and “Ares Credit Agreement”.

2. Subsection (a) of Section 6 of the Credit Agreement, entitled “Default”, is hereby deleted and restated in its entirety as follows:

a. Events of Default. Any of the following events or conditions shall constitute an “Event of Default” (i) failure by the Borrower to pay when due (whether at the stated maturity, by acceleration, upon demand or otherwise) any amount due under the Loan, or any part thereof, with such failure continuing for three (3) business days; (ii) default by the Borrower in the performance of any other obligation, term or condition of this Agreement, or the other Transaction Documents, and, in the event such default is deemed capable of cure by Bank in its sole discretion, the continuation of such default for thirty (30) days after notice from Bank to Borrower (or sixty (60) days’ notice when such default is not capable of cure within a thirty (30) day period, as determined by Bank, and the Borrower is diligently pursuing such cure); (iii) default by the Borrower in the performance of any other obligation, term or condition under any indebtedness or obligation owing to the Bank (other than hereunder or in the Transactional Documents) beyond any applicable cure or grace period, including, without limitation, failure by the Borrower to pay when due (whether at the stated maturity, by acceleration, upon demand or otherwise) any amount due under such indebtedness; (iv) the Borrower is dissolved, becomes insolvent, generally fails to pay or admits in writing its inability generally to pay its debts as they become due; (v) the Borrower makes a general assignment, arrangement or composition agreement with or for the benefit of its creditors or makes, or sends notice of any intended, bulk sale; the sale, assignment, transfer or delivery of all or substantially all of the assets of the Borrower to a third party; or the cessation by the Borrower as a going business concern; (vi) the Borrower files a petition in bankruptcy or institutes any action under federal or state law for the relief of debtors or seeks or consents to the appointment of an administrator, receiver, custodian or similar official for the wind up of its business (or has such a petition or action filed against it and such petition action or appointment is not dismissed or stayed within forty-five (45) days); (vii) the reorganization or dissolution of the Borrower (or the making of any agreement therefor); (viii) INTENTIONALLY DELETED; (ix) the entry of any final judgment or order of any court, other governmental authority or arbitrator against the Borrower that would have a Material Adverse Effect; (x) the material falsity, omission or inaccuracy of any facts submitted to the Bank (whether in a financial statement or otherwise); (xi) an adverse change in the Borrower, its business, assets, operations, affairs or condition (financial or otherwise) from the status shown on any financial statement or other document submitted to the Bank, and which change constitutes a Material Adverse Effect; (xii) any pension plan of the Borrower fails to comply with applicable law or has vested unfunded liabilities such that the lack of compliance or failure constitutes a Material Adverse Effect; (xiii) any indication or evidence received by the Bank that the Borrower may have directly or indirectly been engaged in any type of activity which, in the Bank’s discretion, might result in the forfeiture or any property of the Borrower to any governmental authority; (xiv) the occurrence of any event described in Section 6(a)(i) through and including 6(a)(xiii) with respect to any Subsidiary or to any endorser, guarantor or any other party liable for, or whose assets or any interest therein secures, payment of any of the Loan; or (xv) the occurrence of any event of default (beyond any applicable grace, notice and/or cure period) under the PNC Credit Agreement.

C. Representations and Warranties. Borrower hereby represents and warrants that no Event of has occurred and is continuing, or would exist with notice or the lapse of time or both, under any of the Transaction Documents, and that all representations and warranties herein and in the other Transaction Documents are true and correct in all material respects.

IT IS MUTUALLY AGREED by and between the parties hereto that this Amendment shall become a part of the Credit Agreement by reference and that nothing herein contained shall impair the security now held for said indebtedness, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Credit Agreement, as hereby amended. Furthermore, Bank does hereby reserve all rights and remedies it may have against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Transaction Documents in addition to any other rights and remedies Bank may have under the Credit Agreement or any of the other Transaction Documents.

Each Borrower promises and agrees to pay and perform all of its requirements, conditions and obligations under the terms of the Transaction Documents and the Credit Agreement, as hereby modified and amended, said documents being hereby ratified and affirmed. The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of any of the Security Instruments, which Security Instruments shall retain their priority as originally filed for record. Each Borrower expressly agrees that the Transaction Documents and the Credit Agreement are in full force and effect and that it has no right to setoff, counterclaim or defense to the payment thereof. Any reference contained in the Credit Agreement, as amended herein, or in any of the Transaction Documents to the Credit Agreement shall hereinafter be deemed to be a reference to such document as amended hereby.

This Amendment shall be closed without cost to Bank and all expenses incurred in connection with this closing (including, without limitation, all attorneys’ fees) are to be paid by Borrower. Bank is not providing legal advice or services to Borrower.

This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to principles of conflict of laws.

This Amendment shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.

This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.

[SIGNATURE PAGES FOLLOW]

AMENDMENT TO SECOND AMENDED, RESTATED AND

CONSOLIDATED CREDIT AGREEMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

BORROWER:

GPM INVESTMENTS, LLC,

GPM SOUTHEAST, LLC,

GPM1, LLC,

GPM2, LLC,

GPM3, LLC,

GPM4, LLC,

GPM5, LLC,

GPM6, LLC,

GPM8, LLC,

GPM9, LLC,

GPM RE, LLC,

GPM Apple, LLC,

GPM Midwest, LLC,

GPM Midwest 18, LLC,

Next Door Operations, LLC,

Colonial Pantry Holdings, LLC,

Village Variety Store Operations, LLC,

Admiral Petroleum II, LLC,

GPM Empire, LLC,

Florida Convenience Stores, LLC,

each a Delaware limited liability company

By:	/s/ Arie Kotler	(SEAL)
Name:	Arie Kotler
Title:	Chief Executive Officer

By:	/s/ Donald P. Bassell	(SEAL)
Name:	Donald P. Bassell
Title:	Chief Financial Officer

VILLAGE PANTRY, LLC,
an Indiana limited liability company

By:	/s/ Arie Kotler	(SEAL)
Name:	Arie Kotler
Title:	Chief Executive Officer

By:	/s/ Donald P. Bassell	(SEAL)
Name:	Donald P. Bassell
Title:	Chief Financial Officer

AMENDMENT TO SECOND AMENDED, RESTATED AND

CONSOLIDATED CREDIT AGREEMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

BORROWER (continued):

WOC SOUTHEAST HOLDING CORP.,
a Delaware corporation

By:	/s/ Arie Kotler	(SEAL)
Name:	Arie Kotler
Title:	Chief Executive Officer

By:	/s/ Donald P. Bassell	(SEAL)
Name:	Donald P. Bassell
Title:	Chief Financial Officer

ADMIRAL PETROLEUM COMPANY,
a Michigan corporation

By:	/s/ Arie Kotler	(SEAL)
Name:	Arie Kotler
Title:	Chief Executive Officer

By:	/s/ Donald P. Bassell	(SEAL)
Name:	Donald P. Bassell
Title:	Chief Financial Officer

MOUNTAIN EMPIRE OIL COMPANY,
a Tennessee corporation

By:	/s/ Arie Kotler	(SEAL)
Name:	Arie Kotler
Title:	Chief Executive Officer

By:	/s/ Donald P. Bassell	(SEAL)
Name:	Donald P. Bassell
Title:	Chief Financial Officer

AMENDMENT TO SECOND AMENDED, RESTATED AND

CONSOLIDATED CREDIT AGREEMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

BANK:

M&T BANK,
a New York banking corporation

By:	/s/ Drake A. Stanair	(SEAL)
Name:	Drake A. Staniar
Title:	Vice President